Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
18.
Subsequent events

For financial statements as of December 31, 2025, we have evaluated subsequent events through March 30, 2026, which is the date such financial statements are available to be issued.

Securities Purchase Agreements

On January 20, 2026, the Company entered into a securities purchase agreement with certain investors, pursuant to which the Company agreed to sell and issue to these investors 62,500,000 Ordinary Shares, par value £0.0001 per share, at an offering price of $4.00 per Ordinary Share (the "January 2026 Offering"). The 62,500,000 Ordinary Shares were offered and sold pursuant to an effective registration statement on Form F-3 (Registration No. 333-291842) filed with the U.S. Securities and Exchange Commission and a related prospectus supplement. January 2026 Offering closed on January 21, 2026. The Company intends to use the net proceeds from the January 2026 Offering for accelerated investment into its sale organization, potential accretive M&A opportunities and general corporate and working capital purposes.

In connection with the offering, the Company also entered into a Placement Agent Agreement (the "Placement Agent Agreement") on January 20, 2026, with A.G.P./Alliance Global Partners (the “Lead Placement Agent”) and Titan Partners Group LLC, a division of American Capital Partners, LLC ("Titan" and, together with the Lead Placement Agent, the "Placement Agents"), pursuant to which the Placement Agents served as the exclusive placement agents in connection with the January 2026 Offering. The Company agreed to pay the Placement Agents a fee in cash equal to 5.0% of the aggregate gross proceeds from the sale of the Shares. The Company also agreed to reimburse the Lead Placement Agent for out-of-pocket expenses, including the reasonable fees of legal counsel not to exceed $120,000 as well as non-accountable expenses not to exceed $10,000.

Reward Acquisition

On February 10, 2026, the Company completed the acquisition (the “Reward Acquisition”) of all of the issued share capital of Reward Loyalty UK Limited (“Reward”) pursuant to a sale and purchase agreement (the “Reward Purchase Agreement”) with the shareholders listed on Schedule 1 thereto and Peter West.

Reward develops and operates customer engagement, loyalty and commerce technology platforms, especially for banks, payment networks and retail partners.

Reward had issued share capital of £1,870,723.53 divided into 1,564,179 ordinary shares of £1.00 each, 287,968 A ordinary shares of £1.00 each, 276,700 B ordinary shares of £0.01 each, 200,800 C ordinary shares of £0.01 each and 1,380,153 D ordinary shares of £0.01 each (together the "Sale Shares"). The Reward Purchase Agreement contained customary representations, warranties, covenants deliverables for closing, which occurred on February 10, 2026.

The initial purchase price for the Reward Acquisition was approximately $239.6 million in cash (the “Reward Purchase Price”) as provided below and subject to certain adjustments as described in further detail in the Reward Purchase Agreement.

At the closing, the Company paid the Reward Purchase Price to the Paying Agent (as defined in the Reward Purchase Agreement) for distribution, net of the completion accounts adjustment retention amount of $3.0 million, the warranty retention amount of approximately $28.0 million, the D share acquisition retention amount of approximately $0.124 million and D share disposal retention amount of approximately $0.350 million and after discharging Reward's outstanding indebtedness to HSBC Innovation Bank Limited and certain shareholders. The Reward Purchase Price is subject to adjustment for the closing date completion accounts, which adjusts the Reward Purchase Price for net indebtedness and working capital determined as of the closing date of February 10, 2026.

The Company accounted for the Reward acquisition using the acquisition method of accounting under ASC 805. The acquisition method of accounting requires that purchase price of the acquisition be allocated to the assets acquired and liabilities assumed using the fair values determined by management as of the acquisition date, with any excess of the purchase price over the estimated fair value of the identifiable net assets acquired recorded to goodwill. The Company's estimates of fair values of the net assets acquired are based on the information that was available at the date of acquisition, and the Company continues to evaluate the underlying inputs and assumptions used in its valuations. In accordance with ASC 805-10-25-13 through 25-19, the Company may record adjustments to the fair values of the assets acquired and liabilities assumed during the measurement period, which is the period not to exceed one year from the acquisition date. Any such adjustments will be recognized retrospectively, as if the accounting had been completed as of the acquisition date. The Company expects to finalize the determination of the fair values of assets acquired and liabilities assumed within the one-year measurement period permitted under ASC 805. Therefore the initial accounting for this acquisition is incomplete as of the date of issuance of these consolidated financial statements.

The table below represents an initial allocation of the preliminary consideration to Reward’s tangible and intangible assets to be acquired and liabilities to be assumed based on the preliminary estimate of their respective fair values.

Consideration
Cash	$239,557,869
Fair value of total consideration transferred	$239,557,869
Recognized amounts of identifiable assets acquired and liabilities assumed:
Current assets (1)	$102,000,662
Property, plant & equipment	1,261,549
Trade names and Trademarks	19,136,460
Developed Technology	14,352,345
Customer Relationships	82,013,400
Non competition agreement	434,636
Right of use assets	1,324,232
Non-current liabilities (2)	(29,879,877)
Current liabilities (3)	(89,835,848)
Total identifiable net assets	$100,807,560
Goodwill	138,750,309
Total estimated preliminary purchase price allocation	$239,557,869
1.
Includes trade and other receivables, prepayments, cash and cash equivalents and other current assets.
2.
Includes long-term loans, long-term lease liabilities, long-term deferred tax liabilities and other non current liabilities.
3.
Includes trade and other payables, short term loans, short term lease liabilities and other current liabilities.

Other acquisitions

Subsequent to the balance sheet date, the Company completed three acquisitions for an aggregate consideration, consisting of approximately $9.4 million in cash and approximately $19.4 million in equity consideration. The acquisitions are expected to enhance the Company’s products and service offerings and expand its geographic presence.

Due to the timing of the acquisitions, the Company has not completed the accounting for these acquisitions. Accordingly, the initial accounting for the acquisitions is incomplete as of the date of issuance of these combined consolidated financial statements. The Company is in the process of evaluating the fair value of the assets acquired and liabilities assumed, including the identification and valuation of intangible assets and goodwill, if applicable.